November 27, 2018

THE Jamestown Funds

The Jamestown Equity Fund

Ticker Symbol: JAMEX

The Jamestown Tax Exempt Virginia Fund

Ticker Symbol: JTEVX

Supplement to the Prospectus dated August 1, 2018

Effective immediately, The Jamestown Tax Exempt Virginia Fund (the “Virginia Fund”) has terminated the public offering of its shares. Shares of the Virginia Fund are no longer available for purchase.

The Virginia Fund’s Board of Trustees has approved the mandatory redemption of all of the Virginia Fund’s shares, termination of its public offering and the liquidation of the Virginia Fund as being in the best interests of the Virginia Fund and its shareholders. It is anticipated that all outstanding shares of the Virginia Fund will be redeemed and the Virginia Fund will discontinue operations on or about January 11, 2019. The Virginia Fund will continue to declare dividends from net investment income each business day until it discontinues operations.

Shareholders may continue to freely redeem their shares on each business day during the Virginia Fund’s liquidation process. As part of this process, all of the Virginia Fund's portfolio securities will be liquidated in an orderly manner before January 11, 2019. As a result, the Virginia Fund’s normal exposure to Virginia tax-exempt securities will be reduced and eventually eliminated and shareholders should not expect the Virginia Fund to achieve its stated investment objectives.

As noted above, the Virginia Fund expects that the mandatory redemption of all of its remaining outstanding shares will occur on or about January 11, 2019. Any shareholder remaining in the Virginia Fund on such date will receive the net asset value per share for all shares owned on such date and such proceeds will be mailed to the shareholder’s address of record.

This transaction will be considered for tax purposes a sale of the Virginia Fund’s shares by shareholders. Shareholders should consult with their own tax advisors to ensure the proper treatment on their income tax returns.

As of January 11, 2019, all references to the Virginia Fund contained in the Prospectus and Statement of Additional Information should be disregarded.

If you have any questions regarding the Virginia Fund, please call 1-866-738-1126.

Please Retain this Supplement for Future Reference